UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2005

Kinetic Concepts, Inc.

(Exact name of registrant as specified in its charter)

Texas

	0001-09913	74-1891727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 Vantage Drive San Antonio, Texas		78230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (210) 524-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     On October 27, 2005, Kinetic Concepts, Inc. (the “KCI”), issued a press release announcing that it has been notified by the Centers for Medicare and Medicaid Services that a pump marketed by BlueSky Medical, Inc. has been assigned to the E2402 code for Negative Pressure Wound Therapy (“NPWT”) in connection with the 2006 Healthcare Common Procedure Coding System decisions.  The E2402 NPWT code is the same code assigned to KCI’s V.A.C.® Therapy unit.  A copy of the press release is attached to this Current Report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

      99.1       Press Release of Registrant, dated October 27, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (REGISTRANT)

Date: October 27, 2005	By:	/s/ Martin J. Landon
	Name:	Martin J. Landon
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.               Description

     99.1                        Press Release of Registrant, dated October 27, 2005.